Exhibit 99.1

Intervoice Announces Fourth Fiscal Quarter and Full Fiscal Year 2008 Results

Fourth Quarter Revenues Up 12 Percent and Solutions Backlog Up 21 Percent

DALLAS--(BUSINESS WIRE)--Intervoice, Inc. (NASDAQ: INTV) today reported revenues of $53.1 million for its fourth fiscal quarter ended February 29, 2008, an increase of 12 percent from $47.4 million posted in the same quarter of the prior year. Full fiscal year revenues were $202.4 million, an increase of 3 percent from $196.3 million in the prior year. The Company’s solutions backlog of $65.7 million at February 29, 2008 was up 21 percent from $54.1 million at the end of the fourth quarter of the prior year, and up 18 percent from $55.9 million at the end of the third quarter of fiscal 2008.

“We announced several significant orders during our fourth fiscal quarter which confirm that we have made the right strategic investments in new IP-based products and services,” said Bob Ritchey, the Company’s CEO. “Based on our strong solutions bookings which were the highest in over 24 quarters, I believe the Company’s long-term outlook continues to be favorable. I currently believe revenues for the first quarter of fiscal 2009 will be in the $51 million to $55 million range. I look forward to discussing details of our fourth quarter results, as well as our outlook for the future, in today’s conference call with investors.”

On a GAAP basis, the Company’s fourth fiscal quarter net income of $2.1 million, or $0.05 per diluted share, is an increase from a $2.8 million GAAP net loss, or $0.07 per share loss, in the same quarter of the prior fiscal year. Non-GAAP income of $3.1 million, or $0.08 per diluted share for the fourth fiscal quarter 2008 was up from a $0.1 million non-GAAP income, or $0.00 per diluted share, recorded in the same quarter of the prior year. Non-GAAP income excludes stock-based compensation expenses of $1.4 million, acquisition related intangible amortization charges and restructuring expenses of $0.8 million and effective tax adjustments of $1.3 million. Excluded charges and related income tax effects are detailed on the attached reconciliation of GAAP to non-GAAP financial measures.

On a GAAP basis, the Company’s fiscal year 2008 net income of $5.5 million, or $0.14 per diluted share, is an increase from a $1.7 million GAAP net loss, or $0.04 per share loss, recorded in the prior year. On a non-GAAP basis, the Company reported non-GAAP income of $12.5 million, or $0.32 per diluted share, for fiscal year 2008, up 88 percent from $6.6 million, or $0.17 per diluted share, of non-GAAP income in the prior year. Non-GAAP income excludes stock-based compensation expenses of $5.2 million, acquisition related intangible amortization charges and restructuring expenses of $5.1 million, proxy contest expenses of $0.7 million and effective tax adjustments of $4.0 million. Excluded charges and related income tax effects are detailed on the attached reconciliation of GAAP to non-GAAP financial measures.

“Our fiscal 2008 results reflected significant operational improvements from the prior year,” said Craig Holmes, the Company’s Executive Vice President and Chief Financial Officer. “During this transition year, we completed the integration of two strategic acquisitions and drove positive cash flow and profitability. These actions strengthened our financial position and overall business model.”

The Company has scheduled a conference call for 4:00 p.m. Central Time on Thursday, April 10, 2008, to discuss its fourth fiscal quarter results and its outlook for the future. To participate in the call, dial (877) 743-6785 or (706) 679-4758 and reference the conference ID of 38633568. A replay of the call will be available at the Company’s website: www.intervoice.com.

Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP. However, the Company's internal reporting and incentive compensation programs include adjustments to exclude stock-based compensation charges, amortization of acquisition related intangibles, corporate restructuring and certain special charges from GAAP financial measures. In addition, for comparison purposes, the Company adjusts income tax expense to reflect a 34 percent tax rate on the non-GAAP pre-tax income measure. The Company uses these non-GAAP financial measures in its budgeting and forecasting process to analyze financial trends. The Company believes these adjustments provide an additional meaningful measurement of results that enhances period to period comparisons.

In the future, the Company anticipates incurring expenses similar to certain of the non-GAAP adjustments described in the non-GAAP financial measures, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that all of these costs are unusual, infrequent, or non-recurring. In addition, other companies, including those in the Company’s industry, may calculate non-GAAP financial measures differently, potentially limiting non-GAAP measures for cross-company comparisons. The Company acknowledges that the items excluded from GAAP based measures may have a material impact on the Company’s financial results determined in accordance with GAAP.

Non-GAAP adjusted results are supplemental information and are not intended to be a substitute for GAAP results or considered in isolation, and should be read only in conjunction with consolidated financial statements prepared in accordance with GAAP. These non-GAAP measures and their reconciliation to the most directly comparable GAAP measures are shown as an additional table at the end of this press release and in schedules provided on the Company’s website at www.intervoice.com.

Forward-Looking Statements

Intervoice has included in this press release certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended concerning its business and operations that are based on management’s current beliefs. All statements other than statements of historical fact in this press release are forward-looking statements. Readers are cautioned to read the risks and uncertainties, described in the Company’s filings with the Securities and Exchange Commission, including without limitation, the risks and uncertainties set forth under Item 1A “Risk Factors” in the Company’s Annual Report filed on Form 10-K and Quarterly Reports filed on Form 10-Q. Intervoice cautions current and potential investors that such risks and uncertainties could result in material differences from the forward-looking statements in this press release, and investors should not place reliance on forward-looking statements as a prediction of future results. We undertake no obligation to update or revise any forward-looking statement.

About Intervoice

Intervoice is a world leader in delivering natural, intuitive ways for people to interact, transact and communicate. Intervoice software and professional services enable innovative voice portal, IP contact center, hosted and mobile messaging and self-service applications. More than 5,000 customers in 80 countries have relied on Intervoice, including many of the world’s leading financial and healthcare institutions, telecommunications companies, utilities, and governments. For more information, visit www.intervoice.com.

INTERVOICE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	February 29, 2008	February 28, 2007

	(In thousands, except share and per share data)

ASSETS
Current Assets
Cash and cash equivalents	$38,732	$28,215
Trade accounts receivable, net of allowance for
doubtful accounts of $634 in fiscal 2008 and
$1,476 in fiscal 2007	36,971	36,837
Inventory	14,628	13,751
Prepaid expenses and other current assets	5,141	3,909
Income taxes receivable	608	1,098
Deferred income taxes	3,360	3,880
Total current assets	99,440	87,690

Property and Equipment, net of accumulated depreciation
of $71,744 in fiscal 2008 and $62,419 in fiscal 2007	32,524	34,429

Other Assets
Intangible assets, net of accumulated amortization
of $22,944 in fiscal 2008 and $20,040 in fiscal 2007	7,080	9,505
Goodwill	32,193	32,193
Long term deferred income taxes	6,078	4,613
Other assets	183	135
	$177,498	$168,565
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$10,516	$12,881
Accrued expenses	12,736	15,571
Customer deposits	8,289	4,365
Deferred income	32,708	32,368
Deferred income taxes	1,067	196
Total current liabilities	65,316	65,381

Commitments and Contingencies

Stockholders’ Equity
Preferred stock, $100 par value--2,000,000
shares authorized: none issued
Common stock, no par value, at nominal
assigned value--62,000,000 shares
authorized: 38,843,851 issued and
outstanding in fiscal 2008 and 38,727,628
issued and outstanding in fiscal 2007	19	19
Additional capital	107,329	101,608
Retained earnings	4,843	1,861
Accumulated other comprehensive loss	(9)	(304)
Stockholders' equity	112,182	103,184
	$177,498	$168,565

INTERVOICE, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Year Ended
	February 29, 2008	February 28, 2007	February 29, 2008	February 28, 2007

	(In thousands, except per share data)

Sales
Solutions	$26,299	$21,589	$96,911	$92,455
Recurring Services	26,830	25,839	105,524	103,890
	53,129	47,428	202,435	196,345
Cost of goods sold
Solutions	17,956	14,957	66,696	59,151
Recurring Services	7,912	7,044	30,751	29,116
	25,868	22,001	97,447	88,267
Gross margin
Solutions	8,343	6,632	30,215	33,304
Recurring Services	18,918	18,795	74,773	74,774
	27,261	25,427	104,988	108,078
Research and development expenses	5,596	6,351	19,071	23,630
Selling, general and administrative expenses	19,159	21,153	77,031	84,120
Settlement provision	---	943	---	943
Amortization of acquisition related intangible assets	648	682	2,705	2,518
Income (loss) from operations	1,858	(3,702)	6,181	(3,133)
Interest income	333	289	1,701	1,526
Interest expense	---	---	(37)	(17)
Other income (expense), net	271	(66)	94	(276)
Income (loss) before taxes (benefit)	2,462	(3,479)	7,939	(1,900)
Income taxes (benefit)	326	(679)	2,410	(203)
Net income (loss)	$2,136	$(2,800)	$5,529	$(1,697)

Net income (loss) per share - basic	$0.06	$(0.07)	$0.14	$(0.04)

Shares used in basic per share computation	38,834	38,670	38,798	38,585

Net income (loss) per share - diluted	$0.05	$(0.07)	$0.14	$(0.04)

Shares used in diluted per share computation	39,418	38,670	39,515	38,585

INTERVOICE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Year Ended
	February 29, 2008	February 28, 2007

	(In thousands)

Operating activities
Net income (loss)	$5,529	$(1,697)
Adjustments to reconcile net income (loss) to net
cash provided by operating activities
Stock-based compensation expenses	5,191	5,020
Change in accounts receivable	(100)	(10,010)
Depreciation and amortization	12,665	11,433
Other changes in operating activities	(4,418)	(4,510)
Net cash provided by operating activities	18,867	236

Investing Activities
Purchase of property and equipment	(7,962)	(13,571)
Purchase of Edify Corporation, net of cash acquired	---	(926)
Purchase of Nuasis assets, net of cash acquired	---	(2,439)
Net cash provided by operating activities	(7,962)	(16,936)

Financing Activities
Exercise of stock options	2,378	715
Repurchase of common stock	(3,168)	---
Excess tax benefit for exercise of stock options	531	1,669
Net cash provided by (used in) financing activities	(259)	2,384

Effect of exchange rate changes on cash	(129)	455

Increase (decrease) in cash and cash equivalents	10,517	(13,861)

Cash and cash equivalents, beginning of period	28,215	42,076

Cash and cash equivalents, end of period	$38,732	$28,215

INTERVOICE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
(UNAUDITED)

(In thousands, except share data)

					Accumu- lated Other
	Common Stock		Additional	Retained	Compre- hensive
	Shares	Amount	Capital	Earnings	Loss	Total

Balance at February 28, 2007	38,727,628	$19	$101,608	$1,861	$(304)	$103,184

Net income	---	---	---	5,529	---	5,529

Foreign currency translation
adjustment	---	---	---	---	295	295

Comprehensive income						5,824

Repurchase and retirement
of shares	(400,000)	---	(3,168)	---	---	(3,168)

Utilization of net operating
loss carry forward and
tax benefit from exercise
of stock options	---	---	1,320	---	---	1,320

Cumulative effect of adopting
FIN48	---	---	---	(2,547)	---	(2,547)

Exercise of stock options	516,223	---	2,378	---	---	2,378
Stock-based compensation	---	---	5,191	---	---	5,191

Balance at February 29, 2008	38,843,851	$19	$107,329	$4,843	$ (9)	$112,182

INTERVOICE, INC. AND SUBSIDIARIES
REVENUES BY MARKET AND GEOGRAPHY
FOR THE QUARTER ENDED FEBRUARY 29, 2008
UNAUDITED

(In thousands)

	North		Rest of
	America		World		Total

Solutions	$9,237	35.1%	$17,062	64.9%	$26,299	100.0%
Customer and
Software Support	16,747	75.9%	5,307	24.1%	22,054	100.0%
Hosted Solutions	4,449	93.2%	327	6.8%	4,776	100.0%
Total Sales	$30,433	57.3%	$22,696	42.7%	$53,129	100.0%

Voice Portal					$13,922	26.2%
Messaging					10,276	19.3%
Payment					2,101	4.0%
Total Solutions					26,299	49.5%
Customer and
Software Support					22,054	41.5%
Hosted Solutions					4,776	9.0%
Total Recurring Services					26,830	50.5%
Total Sales					$53,129	100.0%

INTERVOICE, INC. AND SUBSIDIARIES
REVENUES BY MARKET AND GEOGRAPHY
FOR THE YEAR ENDED FEBRUARY 29, 2008
UNAUDITED

(In thousands)

	North		Rest of
	America		World		Total

Solutions	$41,040	42.3%	$55,871	57.7%	$96,911	100.0%
Customer and
Software Support	65,274	75.6%	21,105	24.4%	86,379	100.0%
Hosted Solutions	17,113	89.4%	2,032	10.6%	19,145	100.0%
Total Sales	$123,427	61.0%	$79,008	39.0%	$202,435	100.0%

Voice Portal					$54,504	26.9%
Messaging					35,527	17.6%
Payment					6,880	3.4%
Total Solutions					96,911	47.9%
Customer and
Software Support					86,379	42.7%
Hosted Solutions					19,145	9.4%
Total Recurring Services					105,524	52.1%
Total Sales					$202,435	100.0%

INTERVOICE, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

		Three Months Ended		Twelve Months Ended
		February 29,	February 28,	February 29,	February 28,
		2008	2007	2008	2007

		(In Thousands, Except Per Share Data)

Gross margin
GAAP gross margin		$27,261	$25,427	$104,988	$108,078
Gross margin %		51.3%	53.6%	51.9%	55.0%

Stock-based compensation charges	(A)	335	198	1,167	897
Restructuring charges and
intangible amortization	(B)	(24)	123	354	971

Non-GAAP gross margin		$27,572	$25,748	$106,509	$109,946
Non-GAAP gross margin %		51.9%	54.3%	52.6%	56.0%

Operating income
GAAP operating income		$1,858	$(3,702)	$6,181	$(3,133)

Stock-based compensation charges	(A)	1,415	1,118	5,191	4,770
Restructuring charges and
intangible amortization	(B)	838	1,536	5,098	6,237
SEC disgorgement	(C)	---	943	---	943
Proxy contest expenses	(D)	---	---	714	---

Non-GAAP operating income		$4,111	$(105)	$17,184	$8,817

Net income
GAAP net income		$2,136	$(2,800)	$5,529	$(1,697)
Net income per share - diluted		$0.05	$(0.07)	$0.14	$(0.04)

Stock-based compensation charges	(A)	1,415	1,118	5,191	4,770
Restructuring charges and
intangible amortization	(B)	838	1,536	5,098	6,237
SEC disgorgement	(C)	---	943	---	943
Proxy contest expenses	(D)	---	---	714	---
Non-GAAP adjustment for income tax	(E)	(1,277)	(719)	(4,029)	(3,619)

Non-GAAP income		$3,112	$78	$12,503	$6,634
Non-GAAP income per share - diluted		$0.08	$0.00	$0.32	$0.17

Shares used in non-GAAP diluted per share computation	(F)	39,418	39,116	39,515	39,122

The non-GAAP financial measures of non-GAAP gross margin, non-GAAP operating income, non-GAAP income and non-GAAP income per share-diluted are adjusted for the following items: stock-based compensation charges, restructuring charges and intangible amortization, SEC disgorgement, proxy contest expenses and the related income tax effects. Management believes that the presentation of these non-GAAP financial measures is useful to investors for the reasons discussed earlier and below.

The non-GAAP financial measures in the table, “Reconciliation of GAAP to non-GAAP Financial Measures” include the following adjustments to GAAP based reported results and are further described below and correspond to the following paragraphs, (A) through (F).

(A) Stock-based compensation charges consist of non-cash charges relating to employee stock-based compensation awards determined in accordance with SFAS 123R, beginning March 1, 2006, which requires companies to measure all employee stock-based compensation awards using a fair value method and recognize compensation costs in their financial statements. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, the Company believes that the exclusion of stock-based compensation allows for useful comparisons of financial results to peer companies, and of financial results between periods. In addition, the Company believes it is useful to investors to understand the specific impact of the application of SFAS 123R on operating results.

(B) Restructuring charges and intangible amortization include severance, facilities consolidation, corporate restructuring and related legal and professional fees, as well as amortization of intangible assets relating to acquisitions. The Company's management excludes these costs when evaluating its ongoing performance and believes that the exclusion of these costs allows for useful comparisons of operating results to peer companies and enhanced period to period comparisons.

(C) SEC disgorgement represents settlements costs related to the Company’s Audit Committee investigation. The Company’s management excludes this charge when evaluating ongoing performance and believes that the exclusion of this charge allows for useful comparisons of financial results to peer companies and enhanced period to period comparison.

(D) During the second quarter of fiscal year 2008 we settled a proxy contest and completed the election and alignment of our Board of Directors at our Annual Shareholders meeting held on July 23, 2007. Legal and other expenses were incurred in connection therewith which management believes are not related to the on-going operations of the Company and believes their exclusion in the determination of non-GAAP measures allows for useful comparisons of operating results. In addition, management believes it is useful to investors to understand the specific impact of these expenses.

(E) Non-GAAP adjustment for income tax. The Company’s management adjusts the reported effective tax rate to a 34 percent non-GAAP effective tax rate to calculate non-GAAP income. Management believes that the 34 percent effective tax rates are reflective of a long-term normalized tax rate based on the Company’s current tax structure.

(F) Shares used in computing non-GAAP income per share-diluted are generally on the same basis as our reported net income per share-diluted. No adjustment has been made to exclude unrecognized compensation cost and excess tax benefits from the calculation of assumed proceeds, as the impact is not material to the calculation.

CONTACT:
Intervoice, Inc.
Rob Sutton, 972-454-8981
rob.sutton@intervoice.com